UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 2, 2020 (February 28, 2020)

Laureate Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street

Baltimore, MD 21202

(Address of principal executive offices, including zip code)

(410) 843-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On February 28, 2020, Exeter Street Holdings Sdn. Bhd., a Malaysia corporation (the “Seller”), and LEI Holdings, LTD., a Hong Kong corporation (the “Seller's Guarantor”), each of which is an indirect wholly owned subsidiary of Laureate Education, Inc. (the “Company”), entered into a Share Sale & Purchase Agreement (the “Agreement”) with HOPE Education Group (Hong Kong) Company Limited (the “Purchaser”) and HOPE Education Group Co. Ltd. (the “Purchaser’s Guarantor”). Pursuant to the Agreement, the Purchaser will purchase from the Seller all of the issued and outstanding shares in the capital of Inti Education Holdings Sdn. Bhd., a Malaysia corporation (“Inti Holdings”), the Seller’s Guarantor will guarantee certain obligations of the Seller and the Purchaser’s Guarantor will guarantee certain obligations of the Purchaser. Inti Holdings is the indirect owner of INTI University and Colleges, a higher education institution with five campuses in Malaysia. In connection with the Agreement, the Seller entered into a separate agreement with the current minority owner of the equity of Inti Holdings relating to the purchase by the Seller of the minority owner’s 10.10% interest in Inti Holdings, the closing of which is a precondition to the closing of the transaction under the Agreement.

The total purchase price, including the payment to the current minority owner, will be US$140 million. The closing of the transaction is subject to customary closing conditions, including approval by regulators in Malaysia.

Forward-Looking Statements

This Current Report on Form 8-K includes certain disclosures which contain “forward-looking statements” within the meaning of the U.S. federal securities laws, which involve risks and uncertainties. You can identify forward-looking statements because they often contain words such as “subject to,” “expect” or similar expressions that concern the Company’s strategy, plans or intentions. Any statement that we make relating to the closing date of the transaction described herein is a forward-looking statement. Forward-looking statements are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from the Company’s expectations are set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Victoria Silbey
Name:	Victoria Silbey
Title:	Senior Vice President, Secretary, Chief Legal Officer and Chief Ethics & Compliance Officer

Date: March 2, 2020